Quarterly Holdings Report
for

Fidelity® Select Portfolio®

Defense and Aerospace Portfolio

November 30, 2020

DEF-QTLY-0121
1.810679.116

Schedule of Investments November 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
Aerospace & Defense - 88.5%
Aerospace & Defense - 88.5%
Airbus Group NV	500,000	$52,273,768
Axon Enterprise, Inc. (a)	150,000	18,853,500
BWX Technologies, Inc.	1,575,000	89,586,000
CAE, Inc.	425,000	10,282,205
Curtiss-Wright Corp.	75,000	8,644,500
Elbit Systems Ltd. (b)	325,000	41,197,000
General Dynamics Corp.	300,000	44,805,000
HEICO Corp. Class A	1,335,000	147,851,250
Huntington Ingalls Industries, Inc.	510,000	81,696,900
Kaman Corp.	100,000	5,229,000
Kratos Defense & Security Solutions, Inc. (a)	3,500,000	74,095,000
Lockheed Martin Corp.	220,000	80,300,000
Moog, Inc. Class A	1,105,000	85,482,800
Northrop Grumman Corp.	700,000	211,582,000
Parsons Corp. (a)(b)	1,350,000	44,145,000
Raytheon Technologies Corp.	875,000	62,755,000
Teledyne Technologies, Inc. (a)	360,000	136,058,400
The Boeing Co.	670,000	141,175,700
TransDigm Group, Inc.	350,000	202,716,500
Triumph Group, Inc.	800,000	10,536,000
Vectrus, Inc. (a)	500,000	23,835,000
Virgin Galactic Holdings, Inc. (a)(b)	450,000	11,974,500
		1,585,075,023
Air Freight & Logistics - 0.2%
Air Freight & Logistics - 0.2%
Air Transport Services Group, Inc. (a)	100,000	3,074,000
Capital Markets - 0.1%
Asset Management & Custody Banks - 0.1%
Monocle Acquisition Corp. (a)	250,000	2,745,000
IT Services - 3.2%
IT Consulting & Other Services - 3.2%
CACI International, Inc. Class A (a)	240,000	56,949,600
Machinery - 5.6%
Industrial Machinery - 5.6%
Barnes Group, Inc.	50,000	2,300,500
ESCO Technologies, Inc.	75,000	7,417,500
RBC Bearings, Inc. (a)	90,000	15,195,600
Woodward, Inc.	675,000	75,485,250
		100,398,850
Trading Companies & Distributors - 2.2%
Trading Companies & Distributors - 2.2%
AerCap Holdings NV (a)	600,000	22,056,000
Air Lease Corp. Class A	500,000	18,285,000
		40,341,000
TOTAL COMMON STOCKS
(Cost $1,109,548,321)		1,788,583,473

Money Market Funds - 1.1%
Fidelity Cash Central Fund 0.09% (c)	1,295,659	1,295,918
Fidelity Securities Lending Cash Central Fund 0.09% (c)(d)	18,100,065	18,101,875
TOTAL MONEY MARKET FUNDS
(Cost $19,397,793)		19,397,793
TOTAL INVESTMENT IN SECURITIES - 100.9%
(Cost $1,128,946,114)		1,807,981,266
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(16,464,623)
NET ASSETS - 100%		$1,791,516,643

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,794
Fidelity Securities Lending Cash Central Fund	266,637
Total	$269,431

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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